UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): January 31, 2007
                                                         ----------------

                                    NIC INC.
                                    --------
             (Exact name of registrant as specified in its charter)

          Colorado              000-26621                52-2077581
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(State or other jurisdiction    (Commission          (I.R.S. Employer
   of incorporation or          File Number)         Identification No.)
     organization)


                           10540 South Ridgeview Road
                              Olathe, Kansas 66061
                              --------------------
          (Address of principal executive offices, including zip code)

                                 (877) 234-3468
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

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ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 31, 2007, NIC Inc. issued a press release announcing 2006 fourth quarter and fiscal 2006 earnings information, and announcing that on January 29, 2007, the Company's Board of Directors declared a special cash dividend of $0.75 per share. A copy of the press release is furnished to the United States Securities and Exchange Commission with this report on Form 8-K as Exhibit 99.

ITEM 7.01         REGULATION FD DISCLOSURE

On January 31, 2007, NIC Inc. issued a press release announcing 2006 fourth quarter and fiscal 2006 earnings information, and announcing that on January 29, 2007, the Company's Board of Directors declared a special cash dividend of $0.75 per share. A copy of the press release is furnished to the United States Securities and Exchange Commission with this report on Form 8-K as Exhibit 99.

NIC will host a conference call, which will also be available by webcast, to discuss the press release information at 4:30 p.m., EDT, on January 31, 2007.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99 - Press release issued by NIC Inc. dated January 31, 2007, furnished solely for purposes of incorporation by reference to Items 2.02 and 7.01 herein.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  NIC Inc.

Date: January 31, 2007            /s/ Stephen M. Kovzan
                                  ---------------------
                                  Stephen M. Kovzan
                                  Vice President, Financial Operations
                                  Chief Accounting Officer

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